Exhibit 99.2

Marketing & Sales Leader for a New Era December 9, 2024

2 FORWARD-LOOKING STATEMENTS This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Omnicom’s and IPG’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Omnicom and IPG, including future financial and operating results, Omnicom’s and IPG’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including the combined company’s ability to create an advanced marketing and sales platform, the combined company’s ability to accelerate innovation and enhance efficiency through the transaction, and the combined company’s plan on future stockholder returns. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Omnicom and IPG stockholder approvals; the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Omnicom’s or IPG’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; losses on media purchases and production costs; reductions in spending from Omnicom or IPG clients, a slowdown in payments by such clients, or a deterioration or disruption in the credit markets; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; risks and challenges presented by utilizing artificial intelligence technologies and related partnerships; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in Omnicom’s and IPG’s businesses. All such factors are difficult to predict, are beyond Omnicom’s and IPG’s control, and are subject to additional risks and uncertainties, including those detailed in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at www.omnicomgroup.com and on the SEC’s website at http://www.sec.gov, and those detailed in IPG’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on IPG’s website at www.interpublic.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Omnicom nor IPG undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. NO OFFER OR SOLICITATION This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed transaction, Omnicom and IPG intend to file a joint proxy statement with the SEC and Omnicom intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of Omnicom and IPG and that will also constitute a prospectus of Omnicom. Each of Omnicom and IPG may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Omnicom or IPG may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Omnicom and IPG. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, IPG AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Omnicom, IPG and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at www.omnicomgroup.com or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at 280 Park Avenue, New York, New York 10017. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by IPG may be obtained free of charge on IPG’s website at www.interpublic.com or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at 909 Third Avenue, New York, NY 10022. PARTICIPANTS IN THE SOLICITATION Omnicom, IPG and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in IPG’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by IPG’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available

3 Call Participants John Philippe Phil Ellen Wren Krakowsky Angelastro Johnson Chairman & CEO CEO & Director EVP & CFO EVP & CFO

4 Omnicom acquisition of Interpublic through a stock-for-stock merger. Interpublic shareholders to receive 0.344 new Omnicom shares for each Interpublic share owned Post-closing, Omnicom and Interpublic shareholders will own 60.6% and 39.4%, respectively, of the combined entity The transaction will be accretive to adjusted earnings per share for both Omnicom and Interpublic shareholders Transaction Highlights $750M of expected annual cost synergies, with the majority achievable within 24 months of closing Expanded offerings create greater opportunities for growth Combined company to generate >$3B in annual free cash flow and will continue Omnicom’s practice for use of free cash flow: dividends, acquisitions and share repurchases Expected to close in the second half of 2025

5 Highly complementary assets create an unmatched portfolio of services and products that expand client opportunities for each company on day one Omnicom and Interpublic share highly complementary cultures and core values including a foundational belief in the power of ideas enabled by technology and data Compelling Creates an industry leading identity solution with the most comprehensive understanding Strategic Logic of consumer behaviors and transactions, enabling us to deliver superior outcomes for our clients at scale and speed Advances our ability to continually innovate and develop new products and services, providing higher ROI on marketing spend Significant free cash flow provides greater capacity for internal investments and acquisitions

Complementary cultures and businesses combined to deliver for clients Unmatched Talent Services & Products Platform The deepest bench of top talent Complementary assets create the Most comprehensive and detailed across disciplines and markets to broadest portfolio of services and view of consumer behavior and deliver the most creative, innovative, products across media, precision buying habits to deliver more and effective ideas marketing, data, digital commerce, effective and efficient outcomes and and production to create personalized performance-driven results for experiences at scale and speed our clients

Stronger Offering LEADER Current Commerce, Global Marketing, Creative & Content, Global Media Weaker Management Weaker Strategy Stronger

8 Delivering the Most Advanced BEH A V I O RA L Marketing & Sales Platform The integration of Omni, Interact, ID E N T IT Y Acxiom & Flywheel will effectively position Omnicom for an AI-driven future. Omnicom will have an industry-leading identity solutions platform with the most comprehensive understanding of consumer behaviors TR A N S A C TI O N A L and transactions, allowing us to deliver superior outcomes for our clients at scale and speed.

Transaction & Financial Summary

10 Transaction Summary § Stock for stock merger of Omnicom and Interpublic; Interpublic stockholders to receive 0.344 new Omnicom shares for each Interpublic share they own Transaction Structure § Post-merger ownership: 60.6% Omnicom shareholders / 39.4% Interpublic shareholders § The combined company will trade under Omnicom’s current ticker, “OMC” § Combined market capitalization of over $30 billion1 § John Wren will remain Chairman & CEO of Omnicom Governance § Phil Angelastro will remain EVP & CFO of Omnicom & Leadership § Philippe Krakowsky and Daryl Simm will serve as Co-Presidents & COOs of Omnicom § Three current members of the Interpublic Board of Directors, including Philippe Krakowsky, will be welcomed to the Omnicom Board of Directors § Strong free cash flow and liquidity Balance § Combined Debt to EBITDA ratio of 2.1x2 Sheet § Modest near-term debt maturities § Commitment to maintain investment grade credit rating § Transaction unanimously approved by Omnicom’s and Interpublic’s Boards of Directors Timing § Closing of transaction is conditional upon shareholder votes, regulatory approvals and satisfaction of other customary closing conditions § Anticipated closing in the second half of 2025

11 By the Numbers — 20233 $25.6 B $3.9 B $2.7 B Combined Revenue Combined Adj. EBITA4 Combined Adj. Net Income5 $3.3 B 57% / 43% $65 B Combined FCF6 U.S./International Revenue Global Media Billings7

12 Revenue by Discipline (In Millions) Full Year 2023A YTD 9/30/2024 Combined3 Combined3 % of Total Media & Advertising $7,891 $6,110 $14,001 Media & Advertising $6,037 $4,393 $10,430 54% Precision Marketing 1,474 813 2,287 Precision Marketing 1,338 486 1,824 9% Healthcare 1,363 1,474 2,837 Healthcare 1,015 1,118 2,133 11% Public Relations 1,579 1,188 2,767 Public Relations 1,223 887 2,110 11% Branding & Retail Branding & Retail 854 – 854 599 – 599 3% Commerce Commerce Experiential 651 1,305 1,956 Experiential 523 951 1,474 8% Execution & Support 880 – 880 Execution & Support 632 – 632 3% Total $14,692 $10,889 $25,582 Total $11,367 $7,835 $19,202 100%

13 Revenue by Geography (In Millions) Full Year 2023A YTD 9/30/2024 Combined3 Combined3 % of Total United States $7,472 $7,033 $14,505 United States $5,999 $5,117 $11,116 58% Other North America 479 300 779 Other North America 344 211 555 3% United Kingdom 1,587 892 2,479 United Kingdom 1,252 685 1,937 10% Other Europe 2,680 900 3,580 Other Europe 1,937 644 2,581 13% Latin America 387 477 864 Latin America 303 321 624 3% Middle East & Africa 310 419 729 Middle East & Africa 209 290 499 3% Asia Pacific 1,777 868 2,645 Asia Pacific 1,323 567 1,890 10% Total $14,692 $10,889 $25,582 Total $11,367 $7,835 $19,202 100%

14 Financial Profile (In Millions) Full Year 2023A YTD 9/30/2024 Combined3 Combined3 Revenue $14,692 $10,889 $25,582 $11,367 $7,835 $19,202 Adj. EBITA4 2,294 1,567 3,860 1,712 930 2,643 % Margin 15.6% 14.4% 15.1% 15.1% 11.9% 13.8% FCF 1,885 1,451 3,336 1,402 863 2,265 Adj. Net Income5 1,539 1,153 2,692 1,124 629 1,753 Debt to LTM EBITDA2 2.4x 1.8x 2.1x 2.5x 1.7x 2.1x

$750 Million Annual Cost Synergies Optimizing the Cost of General & Organization Services Admin Costs Clearly identified opportunities for synergies Significant majority achievable Nearshoring and Offshoring within 24 months Automation Expect approximately $450 million in cash costs-to-achieve Platform Investments

Capital Allocation Policy Dividends Omnicom’s sustainable dividend per share of $0.70 expected to continue at closing Expected uses of Free Cash Flow consistent with Omnicom’s Acquisitions Strategic acquisitions in high-growth areas demonstrated history over the long term Share Repurchases Return capital to shareholders through share repurchases

Appendix

18 Revenue by Industry YTD 9/30/2024 (In Millions) Combined3 % of Total Pharmaceuticals and Healthcare $1,819 $1,831 $3,650 19% Food and Beverage 1,705 616 2,321 12% Tech & Telecom 1,250 785 2,035 11% Consumer Products 1,137 823 1,960 10% Auto 1,250 501 1,751 9% Financial Services 796 875 1,671 9% Retail 682 657 1,339 7% All Other 2,728 1,746 4,474 23% Total Revenue $11,367 $7,835 $19,202 100%

19 Debt Maturity Profile Leverage Summary (In Millions) As of 9/30/2024 Combined2,3 Cash $2,783.9 $1,532.0 $4,315.9 Debt 6,197.0 2,974.0 9,171.0 LTM EBITDA 2,471.1 1,800.2 4,271.3 Debt to EBITDA 2.5x 1.7x 2.1x Maturity Profile (In Millions) $1,850 $1,858 $1,400 $650 $500 $1,000 $670 $735 $558 $600 $1,400 $500 $1,358 $1,200 $300 $1,000 $558 $500 $670 $600 $435 – 2025E 2026E 2027E 2028E 2030E 2031E 2032E 2033E 2034E Thereafter

20 Side by Side Financials Reported Income Statement (In Millions) Full Year 2023A Year to Date 9/30/2024 Combined3 Combined3 Revenue $14,692 $10,889 $25,582 $11,367 $7,835 $19,202 Operating Expenses (12,376) (9,142) (21,519) (9,596) (7,004) (16,600) EBITDA $2,316 $1,747 $4,063 $1,771 $831 $2,602 % of Revenue 15.8% 16.0% 15.9% 15.6% 10.6% 13.5% Depreciation ($149) ($180) ($330) ($116) ($134) ($250) EBITA $2,167 $1,567 $3,733 $1,655 $697 $2,351 % of Revenue 14.7% 14.4% 14.6% 14.6% 8.9% 12.2% Amortization ($62) ($84) ($146) ($65) ($61) ($127) Operating Income $2,105 $1,483 $3,587 $1,589 $635 $2,225 % of Revenue 14.3% 13.6% 14.0% 14.0% 8.1% 11.6% Non Current Income / (Expenses) – $10 $10 – ($13) ($13) Net Interest (112) (85) (197) (109) (56) (165) Profit Before Tax $1,993 $1,408 $3,401 $1,480 $566 $2,046 % of Revenue 13.6% 12.9% 13.3% 13.0% 7.2% 10.7% Income Tax ($525) ($291) ($816) ($390) ($208) ($598) % of Profit Before Tax 26.3% 20.7% 24.0% 26.3% 36.8% 29.2% Income / (Loss) From Equity Method Investments $5 $1 $7 $5 ($0) $4 Net Income Attributed to Non-Controlling Interests (82) (20) (102) (63) (12) (75) Net Income to Shareholders $1,391 $1,098 $2,490 $1,033 $345 $1,378

21 Side by Side Financials Balance Sheet at 9/30/2024 (In Millions) Combined3 Cash & Cash Equivalents $3,534 $1,532 $5,066 Other Current Assets 11,576 7,726 19,301 Current Assets $15,110 $9,258 $24,367 Non-Current Assets $13,687 $7,826 $21,513 Total Assets $28,797 $17,083 $45,880 Short-Term Debt $767 $24 $791 Other Current Liabilities 14,599 8,442 23,040 Current Liabilities $15,366 $8,466 $23,831 Long-Term Debt $6,180 $2,920 $9,100 Other Long-Term Liabilities 2,250 1,868 4,117 Non-Current Liabilities $8,430 $4,787 $13,217 Total Liabilities $23,795 $13,253 $37,048 Total Equity8 $5,001 $3,830 $8,832 Total Liabilities & Equity $28,797 $17,083 $45,880

22 Adjusted EBITA Reconciliation (In Millions) Full Year 2023A Year to Date 9/30/2024 Combined3 Combined3 Reported Net Income $1,391 $1,098 $2,490 $1,033 $345 $1,378 (+) Income Tax Expense $525 $291 $816 $390 $208 $598 (-) Income From Equity Method Investments (5) (1) (7) (5) 0 (4) (+) Net Income Attributed To Noncontrolling Interests 82 20 102 63 12 75 Income Before Taxes $1,993 $1,408 $3,401 $1,480 $566 $2,046 (+) Net Interest Expense $112 $85 $197 $109 $56 $165 (+) Other Expense, net – (10) (10) – 13 13 Operating Income $2,105 $1,483 $3,587 $1,589 $635 $2,225 (-) Amortization of Acquired Intangible Assets and $62 $84 $146 $65 $61 $127    Internally Developed Strategic Platform Assets (+) Non-GAAP Adjustments 127 0 127 58 234 291 Adj. EBITA4 $2,294 $1,567 $3,860 $1,712 $930 $2,643

23 Free Cash Flow (In Millions) Full Year 2023A Year to Date 9/30/2024 Combined3 Combined3 Adj. EBITA4 $2,294 $1,567 $3,860 $1,712 $930 $2,643 (-) Amortization of Acquired Intangible Assets and (62) (84) (146) (65) (61) (127)    Internally Developed Strategic Platform Assets (-) Non-GAAP Adjustments (127) (0) (127) (58) (234) (291) Operating Income $2,105 $1,483 $3,587 $1,589 $635 $2,225 (-) Cash Interest Expense, Net ($112) ($85) ($197) ($109) ($56) ($165) (+) Other Expenses, Net – 10 10 – (13) (13) (-) Taxes (525) (291) (816) (390) (208) (598) (+) Income From Equity Method Investments 5 1 7 5 (0) 4 Net Income $1,473 $1,118 $2,591 $1,095 $357 $1,453 (+) D&A $211 $264 $475 $181 $196 $377 (+) SBC 85 47 132 69 52 122 (+) Real Estate and other Repositioning Costs 192 – 192 58 – 58 (-) Gain on Disposition of Subsidiary (79) (18) (97) – 6 6 (-) Restructuring – (1) (1) – – – (+) Impairment of Goodwill – – – – 232 232 (+) Other 3 41 44 (1) 19 18 Free Cash Flow $1,885 $1,451 $3,336 $1,402 $863 $2,265 Changes in Operating Capital (463) (897) (1,360) (1,594) (676) (2,270) Net Cash Provided/(Used) by Operating Activities $1,422 $555 $1,977 ($192) $187 ($4)

24 Notes 1. Based on closing share prices as of December 6th, 2024 2. Pro forma to exclude Omnicom’s $750 million note maturity repaid in November 2024 3. Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X. 4. Adjusted EBITA is defined earnings before interest, taxes, amortization of acquired intangibles and internally developed strategic platform assets, as well as other adjustments including real estate and other repositioning costs and gain on disposition of subsidiary. 5. Adjusted Net Income is defined as Net income adjusted for real estate and other repositioning costs, gain on disposition of subsidiary, and amortization of acquired intangible assets and internally developed strategic platform assets (after-tax). 6. Free cash flow (FCF) is defined as net cash provided by operating activities, as adjusted for changes in operating capital. 7. Arithmetic summation of 2023 global media billings of Omnicom and Infinity in the Global Billings Rankings – Final 2023 report, published by COMvergence in July 2024. 8. Includes Total Equity, Redeemable Non-Controlling Interests and Non-Controlling Interests.

Marketing & Sales Leader for a New Era December 9, 2024